EXHIBIT 99(1)


     Hess Reports Estimated Results for the First Quarter of 2007


    NEW YORK--(BUSINESS WIRE)--April 25, 2007--Hess Corporation (NYSE:
HES)

    Hess Corporation reported net income of $370 million for the first quarter of 2007 compared with net income of $699 million for the first quarter of 2006. First quarter 2006 results included an after-tax gain of $186 million related to the sale of certain United States producing properties. The after-tax results by major operating activities were as follows:

                                                Three months ended
                                               March 31 (unaudited)
                                             -------------------------
                                               2007           2006*
                                             ----------     ----------
                                             (In millions, except per
                                                   share amounts)

Exploration and Production                    $    340       $    706
Marketing and Refining                             101             53
Corporate                                          (31)           (23)
Interest expense                                   (40)           (37)
                                             ----------     ----------

Net income                                    $    370       $    699
                                             ==========     ==========

Net income per share (diluted)                $   1.17       $   2.22
                                             ==========     ==========

Weighted average number of shares (diluted)      317.3          314.8
                                             ==========     ==========

* Reflects the retrospective adoption of a new accounting pronouncement related to refinery turnarounds and the impact of the Corporation's 3-for-1 stock split on May 31, 2006.


    Exploration and Production earnings were $340 million in the first quarter of 2007 compared with $706 million in the first quarter of 2006. The Corporation's oil and gas production, on a barrel-of-oil equivalent basis, was 382,000 barrels per day in the first quarter of 2007 compared with 361,000 barrels per day in the first quarter of 2006.

    In the first quarter of 2007, the Corporation's average worldwide crude oil selling price, including the effect of hedging, was $50.74 per barrel, a decrease of $2.56 per barrel from the first quarter of 2006. The Corporation's average worldwide natural gas selling price was $5.00 per Mcf in the first quarter of 2007, compared to $6.73 per Mcf in the first quarter of 2006.

    Marketing and Refining earnings were $101 million in the first quarter of 2007 compared with $53 million in the first quarter of 2006. Refining earnings were $54 million in the first quarter of 2007 compared with $25 million in the first quarter of 2006, reflecting higher refined product margins and volumes. In the first quarter of 2006, refining earnings were affected by the unscheduled shutdown and maintenance of the fluid catalytic cracking unit at HOVENSA. Marketing earnings were $43 million in the first quarter of 2007 compared with $12 million in the same period of 2006, primarily reflecting higher margins. Earnings from trading operations were $4 million in the first quarter of 2007 compared to $16 million in the first quarter of 2006.

    Net cash provided by operating activities was $639 million in the first quarter of 2007 compared with $1,198 million in the first quarter of 2006. Capital and exploratory expenditures for the first quarter of 2007 amounted to $1,181 million, of which $1,159 million related to Exploration and Production operations. These expenditures include $371 million for the acquisition of a 28% interest in the Genghis Khan oil and gas development in the deepwater Gulf of Mexico. Capital and exploratory expenditures for the first quarter of 2006 amounted to $1,387 million, of which $1,354 million related to Exploration and Production operations. These expenditures included $673 million for the acquisition of assets in Egypt and the re-entry into Libya.

    At March 31, 2007, cash and cash equivalents totaled $249 million compared with $383 million at December 31, 2006. Total debt was $4,141 million at March 31, 2007 and $3,772 million at December 31, 2006. The Corporation's debt to capitalization ratio at March 31, 2007 was 32.5% compared with 31.6% at the end of 2006.

    Effective January 1, 2007, the Corporation retrospectively adopted a new accounting pronouncement related to refinery turnarounds. As a result of this accounting change, the Corporation's previously reported first quarter 2006 net income increased by $4 million, fourth quarter 2006 net income was unchanged and retained earnings as of December 31, 2006 increased by $36 million. All of the financial information presented in this release and the accompanying schedules reflect this retrospective accounting change.

    Hess Corporation will review first quarter financial and operating results and other matters on a webcast at 10 a.m. today. For details on the event, refer to the Investor Relations section of our website at www.hess.com.

    Hess Corporation, with headquarters in New York, is a global integrated energy company engaged in the exploration for and the development, production, purchase, transportation and sale of crude oil and natural gas. The Corporation also manufactures, purchases, transports, trades and markets refined petroleum and other energy products.

    Forward Looking Statements

    Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.

            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
               SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)


                                           First     First     Fourth
                                          Quarter   Quarter   Quarter
                                           2007      2006      2006
                                          --------  --------  --------

Income Statement
-----------------------------------------
  Revenues and Non-operating Income
    Sales (excluding excise taxes) and
     other operating revenues             $ 7,319   $ 7,159   $ 7,155
    Non-operating income
      Equity in income of HOVENSA L.L.C.       56         3        29
      Gain on asset sales                      --       289        --
      Other, net                               (1)       15        22
                                          --------  --------  --------

        Total revenues and non-operating
         income                             7,374     7,466     7,206
                                          --------  --------  --------

  Costs and Expenses
    Cost of products sold (excluding
     items shown separately below)          5,410     5,229     5,058
    Production expenses                       347       265       358
    Marketing expenses                        222       231       254
    Exploration expenses, including dry
     holes and lease impairment                93       112       140
    Other operating expenses                   33        29        33
    General and administrative expenses       131       106       117
    Interest expense                           64        57        51
    Depreciation, depletion and
     amortization                             327       266       353
                                          --------  --------  --------

        Total costs and expenses            6,627     6,295     6,364
                                          --------  --------  --------

    Income before income taxes                747     1,171       842
    Provision for income taxes                377       472       483
                                          --------  --------  --------

    Net income                            $   370   $   699   $   359
                                          ========  ========  ========

    Preferred stock dividends                  --        12         8
                                          --------  --------  --------

    Net income applicable to common
     stockholders                         $   370   $   687   $   351
                                          ========  ========  ========

Supplemental Income Statement Information
-----------------------------------------
  Foreign currency gains (losses) net,
   after-tax                              $    (4)  $     7   $     5
  Capitalized interest                         15        24        25

Cash Flow Information
-----------------------------------------
  Net cash provided by operating
   activities *                           $   639   $ 1,198   $   779

Capital and Exploratory Expenditures
-----------------------------------------
  Exploration and Production
    United States                         $   651   $   160   $   269
    International                             508     1,194       715
                                          --------  --------  --------

        Total Exploration and Production    1,159     1,354       984
  Marketing, Refining and Corporate            22        33        47
                                          --------  --------  --------

        Total Capital and Exploratory
         Expenditures                     $ 1,181   $ 1,387   $ 1,031
                                          ========  ========  ========

  Exploration expenses charged to income
   included above
    United States                         $    40   $    24   $    42
    International                              35        27        28
                                          --------  --------  --------

                                          $    75   $    51   $    70
                                          ========  ========  ========

* includes changes in working capital


            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
               SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)

                                                 March 31  December 31
                                                   2007       2006
                                                 --------- -----------
Balance Sheet Information
-------------------------------------------------

  Cash and cash equivalents                      $    249    $    383
  Other current assets                              4,978       5,465
  Investments                                       1,234       1,243
  Property, plant and equipment - net              13,143      12,308
  Other long-term assets                            3,123       3,043
                                                 --------- -----------

      Total assets                               $ 22,727    $ 22,442
                                                 ========= ===========

  Current maturities of long-term debt           $     30    $     27
  Other current liabilities                         6,155       6,712
  Long-term debt                                    4,111       3,745
  Other long-term liabilities                       3,818       3,811
  Stockholders' equity excluding other
   comprehensive income (loss)                     10,118       9,711
  Accumulated other comprehensive income (loss)    (1,505)     (1,564)
                                                 --------- -----------

      Total liabilities and stockholders' equity $ 22,727    $ 22,442
                                                 ========= ===========


            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
           EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)

                                            First Quarter 2007
                                     ---------------------------------
                                      United
                                      States   International   Total
                                     -------- -------------- ---------


Sales and other operating revenues   $   241       $  1,270  $  1,511
Non-operating income                       8            (14)       (6)
                                     -------- -------------- ---------
      Total revenues                     249          1,256     1,505
                                     -------- -------------- ---------
Costs and expenses
  Production expenses, including
   related taxes                          59            288       347
  Exploration expenses, including
   dry holes and lease impairment         50             43        93
  General, administrative and other
   expenses                               33             24        57
  Depreciation, depletion and
   amortization                           37            272       309
                                     -------- -------------- ---------
      Total costs and expenses           179            627       806
                                     -------- -------------- ---------

  Results of operations before
   income taxes                           70            629       699
  Provision for income taxes              26            333       359
                                     -------- -------------- ---------
Results of operations                $    44       $    296  $    340
                                     ======== ============== =========

                                            First Quarter 2006
                                     ---------------------------------
                                      United
                                      States   International   Total
                                     -------- -------------- ---------


Sales and other operating revenues   $   344       $  1,207  $  1,551
Non-operating income                     288             13       301
                                     -------- -------------- ---------
      Total revenues                     632          1,220     1,852
                                     -------- -------------- ---------
Costs and expenses
  Production expenses, including
   related taxes                          52            213       265
  Exploration expenses, including
   dry holes and lease impairment         62             50       112
  General, administrative and other
   expenses                               20             25        45
  Depreciation, depletion and
   amortization                           29            222       251
                                     -------- -------------- ---------
      Total costs and expenses           163            510       673
                                     -------- -------------- ---------

  Results of operations before
   income taxes                          469            710     1,179
  Provision for income taxes             167            306       473
                                     -------- -------------- ---------
Results of operations                $   302       $    404  $    706
                                     ======== ============== =========

                                            Fourth Quarter 2006
                                     ---------------------------------
                                      United
                                      States   International   Total
                                     -------- -------------- ---------


Sales and other operating revenues   $   244       $  1,438  $  1,682
Non-operating income                       3             18        21
                                     -------- -------------- ---------
          Total revenues                 247          1,456     1,703
                                     -------- -------------- ---------
Costs and expenses
  Production expenses, including
   related taxes                          59            299       358
  Exploration expenses, including
   dry holes and lease impairment         94             46       140
  General, administrative and other
   expenses                               30             16        46
  Depreciation, depletion and
   amortization                           31            305       336
                                     -------- -------------- ---------
          Total costs and expenses       214            666       880
                                     -------- -------------- ---------

  Results of operations before
   income taxes                           33            790       823
  Provision for income taxes              12            461       473
                                     -------- -------------- ---------
Results of operations                $    21       $    329  $    350
                                     ======== ============== =========


            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                     SUPPLEMENTAL OPERATING DATA
          (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                                First   First  Fourth
                                               Quarter Quarter Quarter
                                                2007    2006    2006
                                               ------- ------- -------

Operating Data
----------------------------------------------
  Net Production Per Day
----------------------------------------------
    Crude oil - barrels
      United States                                29      41      29
      Europe                                      110     113     111
      Africa                                       99      82      89
      Asia and other                               15      10      13
                                               ------- ------- -------
        Total                                     253     246     242
                                               ======= ======= =======

    Natural gas liquids - barrels
      United States                                 9       9       9
      Europe                                        7       4       7
                                               ------- ------- -------
        Total                                      16      13      16
                                               ======= ======= =======

    Natural gas - mcf
      United States                                90     123      91
      Europe                                      348     280     336
      Asia and other                              243     207     223
                                               ------- ------- -------
        Total                                     681     610     650
                                               ======= ======= =======

    Barrels of oil equivalent                     382     361     366
                                               ======= ======= =======


  Average Selling Price
----------------------------------------------
    Crude oil - per barrel (including hedging)
      United States                            $53.19  $57.39  $53.64
      Europe                                    51.32   54.98   50.01
      Africa                                    48.17   45.67   49.77
      Asia and other                            56.44   59.04   57.09
        Worldwide                               50.74   53.30   50.76

    Crude oil - per barrel (excluding hedging)
      United States                            $53.19  $57.39  $53.64
      Europe                                    51.32   56.89   51.79
      Africa                                    56.09   61.61   57.11
      Asia and other                            56.44   59.04   57.09
        Worldwide                               53.75   58.26   54.46

    Natural gas liquids - per barrel
      United States                            $42.44  $44.21  $43.68
      Europe                                    45.90   47.16   45.19
        Worldwide                               43.97   44.98   44.33

    Natural gas - per mcf
      United States                            $ 7.21  $ 7.73  $ 6.27
      Europe                                     4.74    8.39    5.55
      Asia and other                             4.56    3.89    4.39
        Worldwide                                5.00    6.73    5.25


            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
     EXPLORATION AND PRODUCTION SUPPLEMENTAL HEDGING INFORMATION
                              (UNAUDITED)

The following is a summary of the Corporation's outstanding crude oil hedges at March 31, 2007:

                                            Brent Crude Oil*
                                   -----------------------------------

                                      Average         Thousands of
             Maturity               Selling Price    barrels per day
         ----------------          --------------  -------------------

         2007                        $     25.85                   24
         2008                              25.56                   24
         2009                              25.54                   24
         2010                              25.78                   24
         2011                              26.37                   24
         2012                              26.90                   24

* There were no WTI crude oil or natural gas hedges outstanding at March 31, 2007.

The after-tax losses from crude oil hedges were $39 million in the first quarter of 2007, $65 million in first quarter of 2006, and $57 million in the fourth quarter of 2006. The after-tax deferred hedge loss included in accumulated other comprehensive income at March 31, 2007 amounted to $1.3 billion.


            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
  MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA
                              (UNAUDITED)

                                              First    First   Fourth
                                             Quarter  Quarter  Quarter
                                               2007     2006     2006
                                            -------- -------- --------

Financial Information (in millions
 of dollars)
----------------------------------

  Marketing and Refining Earnings
----------------------------------
  Income before income taxes                $   159  $    83  $   104
  Provision for income taxes                     58       30       37
                                            -------- -------- --------

        Marketing and Refining
         Earnings                           $   101  $    53  $    67
                                            ======== ======== ========

  Summary of Marketing and
   Refining Earnings
----------------------------------
    Refining                                $    54  $    25  $    45
    Marketing                                    43       12       17
    Trading                                       4       16        5
                                            -------- -------- --------

        Total Marketing and
         Refining Earnings                  $   101  $    53  $    67
                                            ======== ======== ========

----------------------------------------------------------------------

Operating Data (in thousands
 unless noted)
----------------------------------

  Refined Product Sales (barrels
   per day)
----------------------------------
    Gasoline                                    194      226      210
    Distillates                                 174      166      169
    Residuals                                    94       85       57
    Other                                        29       43       33
                                            -------- -------- --------

        Total                                   491      520      469
                                            ======== ======== ========

  Refinery Throughput (barrels per
   day)
----------------------------------
    HOVENSA - Crude runs                        470      420      469
    HOVENSA - Hess 50% share                    235      210      234
    Port Reading                                 55       64       64

                                   ---------
  Refinery Utilization             Refinery
                                    Capacity
---------------------------------- ---------
    HOVENSA                        (barrels
                                    per day)
      Crude                          500       94.1%    84.0%    93.7%
      FCC                            150       93.2%    66.4%    91.2%
      Coker                           58       88.6%    85.7%    89.8%
    Port Reading                      65       84.7%    98.6%    98.1%
                                   ---------

  Retail Marketing
----------------------------------
    Number of retail stations *               1,345    1,343    1,350
    Convenience store revenue (in
     millions of dollars) **                $   244  $   233  $   253
    Average gasoline volume per
     station (gallons per month)
     **                                         191      195      202


* Includes company operated, Wilco-Hess, dealer and branded retailer. ** Company operated only.


    CONTACT: Hess Corporation
             Jay Wilson, 212-536-8940